UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                       January 30, 2002 (January 30, 2002)

                Date of Report (Date of earliest event reported)




                           TRIMBLE NAVIGATION LIMITED

             (Exact name of registrant as specified in its charter)


           California                     0-18645              94-2802192
(State or other jurisdiction of   (Commission File Number)  (I.R.S. Employer
 incorporation or organization)                              Identification No.)


                              645 North Mary Avenue
                           Sunnyvale, California 94088

          (Address, including zip code, of principal executive offices)


                                 (408) 481-8000

              (Registrant's telephone number, including area code)



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Item 5.           Other Events.

     On January 30, 2002, Trimble Navigation Limited, a California corporation, announced financial results for the quarter and year ended December 28, 2001. A copy of the press release dated January 30, 2002 relating to this announcement is attached as Exhibit 99.1 and is incorporated into this current report by reference.

Item 7.     Financial Statements and Exhibits.

            (a)      Not applicable.

            (b)      Not applicable.

            (c)      Exhibits.

                     99.1     Text of Company Press Release dated
                              January 30, 2002.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                TRIMBLE NAVIGATION LIMITED
                                                a California corporation


Dated: January 30, 2002                         By:/s/ Mary Ellen Genovese
                                                -------------------------------
                                                       Mary Ellen Genovese
                                                       Chief Financial Officer



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                                  EXHIBIT INDEX



 Exhibit Number                                               Description

      99.1              Text of Company Press Release dated January 30, 2002.

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